Exhibit 10.22

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is made as of May 24, 2019 by and among SPRINKLR, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement referred to below (the “Lenders”), and SILICON VALLEY BANK (“SVB”), as administrative agent (in such capacity, the “Administrative Agent”), Issuing Lender and Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of May 22, 2018, as amended by that certain Waiver and First Amendment to Credit Agreement dated as of February 14, 2019 (as amended, and as the same may be further amended, restated, amended and restated, modified, or supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent modify and amend certain other terms and conditions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders, and the Borrower agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to the Credit Agreement.

(a) The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety and replaced with the following:

“Maturity Date”: June 21, 2019.

3. Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled or waived prior to or concurrently herewith, each to the satisfaction of the Administrative Agent:

(a) This Second Amendment shall have been duly executed and delivered by the respective parties hereto, and the Administrative Agent shall have received a counterpart of this Second Amendment signed by each party hereto.

(b) All necessary consents and approvals to this Second Amendment shall have been obtained.

(c) No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Second Amendment.

(d) After giving effect to this Second Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects).

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It has all requisite power and authority to enter into this Second Amendment and to carry out the transactions contemplated hereby.

(b) The execution, delivery, and performance of this Second Amendment (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) violate any Requirement of Law binding on it or its Subsidiaries, (B) violate any material Contractual Obligation of it or its Subsidiaries, (C) result in or require the creation or imposition of any Lien upon any properties or assets of any Group Member pursuant to any Requirement of Law or any such Contractual Obligation, other than Liens created by the Security Documents, or (D) require any approval of any Group Member’s interestholders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained or made and that are still in force and effect.

(c) No authorization or approval by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Second Amendment, other than authorizations or approvals that have been obtained or made and that are still in force and effect.

(d) This Second Amendment has been duly executed and delivered by it and is a legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles (whether enforcement is sought by proceedings in equity or law) or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Second Amendment.

(f) The representations and warranties set forth in this Second Amendment, the Credit Agreement (as amended by this Second Amendment), after giving effect to this Second Amendment, and the transactions contemplated hereby, and set forth in the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects).

5. Payment of Costs and Fees. Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a fully earned, non-refundable amendment fee in the amount of Two Thousand Fifty Dollars ($2,050), payable on the date of this Second Amendment. In addition, Borrower shall pay to the Administrative Agent all costs and all reasonable out-of-pocket expenses in connection with the preparation, negotiation, execution and delivery of this Second Amendment and any documents and instruments relating hereto in accordance with Section 10.5 of the Credit Agreement.

6. Choice of Law, etc. This Second Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.13 of the Credit Agreement are incorporated by reference mutates mutandis.

7. Counterpart Execution. This Second Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.

8. Effect on Loan Documents.

The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery and performance of this Second Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Second Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Second Amendment shall control.

(a) Upon and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) This Second Amendment is a Loan Document.

9. Entire Agreement. This Second Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

10. Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

11. Severability. In case any provision in this Second Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Second Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Second Amendment by their respective duly authorized officers.

BORROWER:

SPRINKLR, INC.

By:	/s/ Chris Lynch

Name:	Chris Lynch

Title:	CFO

ADMINISTRATIVE AGENT, ISSUING LENDER, SWINGLINE LENDER AND LENDER:

SILICON VALLEY BANK

By:	/s/ Hillary Le

Name:	Hillary Le

Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT